Exhibit 16.1

February  20,  2002

Securities  and  Exchange  Commission
Washington,  D.C.  20549


     RE:     AMPLIDYNE,  INC.
             FILE  NO.  0-21931
             ------------------

Dear  Sir  or  Madam:

We have read Item 4 of the Form 8-K of Amplidyne, Inc. dated February 15, 2002 and agree with the statements concerning our Firm contained therein.

Very  truly  yours,

/s/Grant  Thornton  LLP

GRANT  THORNTON  LLP






























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